1





                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549



                                     FORM 8-K



                                  CURRENT REPORT






                      Pursuant to Section 13 or Section 15(d)
                      of the Securities Exchange Act of 1934




                           Date of Report - June 25, 2003


                              CH ENERGY GROUP, INC.
               (Exact name of registrant as specified in its charter)


NEW YORK                        0-30512                        14-1804460
State or other             (Commission File                    (IRS Employer
Jurisdiction of             Identification                       Number)
Incorporation number

284 South Avenue, Poughkeepsie, New York                       12601-4879
----------------------------------------                       ----------
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code (845) 452-2000

Item 5.           Other Events.
------            ------------

         1. Announcement of Succession Plan. Registrant, on June 25, 2003, issued a press release announcing an executive succession plan and the appointment, effective July 1, 2003, of Steven V. Lant as President and Chief Executive Officer of CH Energy Group, Inc. As described in the press release, Mr. Lant will report to Paul J. Ganci, who will continue to serve as an executive Chairman of the Board. A copy of the press release is attached as
Exhibit 99(i)19.


                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CH ENERGY GROUP, INC.
                                      (Registrant)



                                  By: /s/Donna S. Doyle
                                         --------------------------------
                                         DONNA S. DOYLE
                                   Vice President - Accounting and Controller

Dated:  June 13, 2002

                                 Exhibit Index

Exhibit No.
Regulation S-K
Item 601
Designation                     Exhibit Description

  99(i)19 Press Release of CH Energy Group, Inc., issued June 25, 2003, relating to the appointment of Steven V. Lant as President and Chief Executive Officer.